UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of earliest event reported:  January 17, 2012

Commission File Number	Exact name of registrants as specified in their charters, address of principal executive offices and registrants' telephone number	IRS Employer Identification Number

1-8841	NEXTERA ENERGY, INC.	59-2449419
2-27612	FLORIDA POWER & LIGHT COMPANY	59-0247775
700 Universe Boulevard Juno Beach, Florida 33408 (561) 694-4000

State or other jurisdiction of incorporation or organization:  Florida

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrants under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SECTION 8 - OTHER EVENTS

Item 8.01  Other Events

On January 17, 2012, Florida Power & Light Company (FPL), a wholly-owned subsidiary of NextEra Energy, Inc., filed a formal notification with the Florida Public Service Commission (FPSC) indicating its intent to initiate a base rate proceeding. The notification stated that, based on preliminary estimates, FPL expects to request a base rate increase of approximately $525 million effective January 2013 and an additional base rate increase of approximately $170 million annually commencing when the modernized Cape Canaveral plant becomes operational, which is expected to occur in June 2013. FPL expects to propose an allowed regulatory return on common equity (ROE) midpoint of 11.25 percent with a 0.25 percent ROE adder if FPL maintains the lowest typical residential customer bill among all the electric utilities in Florida. FPL expects to file its formal request to initiate a base rate proceeding before the end of the first quarter of 2012.

Cautionary Note Regarding Forward-Looking Statements

This Form 8-K contains “forward-looking statements” within the meaning of the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Forward-looking statements are not statements of historical facts, but instead represent the current expectations of NextEra Energy, Inc. (NextEra Energy) and Florida Power & Light Company (FPL) regarding future operating results and other future events, many of which, by their nature, are inherently uncertain and outside of NextEra Energy's and FPL's control. Forward-looking statements in this Form 8-K include, among others, statements concerning the terms and conditions of FPL's anticipated rate request and the timing of such request. In some cases, you can identify the forward-looking statements by words or phrases such as “will,” “will likely result,” “expect,” “anticipate,” “believe,” “intend,” “plan,” “seek,” “aim,” “potential,” “projection,” “forecast,” “predict,” “goals,” “target,” “outlook,” “should,” “would” or similar words or expressions. You should not place undue reliance on these forward-looking statements, which are not a guarantee of future performance. The future results of NextEra Energy and FPL are subject to risks and uncertainties that could cause actual results to differ materially from those expressed or implied in the forward-looking statements. These risks and uncertainties include, but are not limited to, the following: effects of extensive regulation of business operations; inability to recover, in a timely manner, certain costs, a return on certain assets, or an appropriate return on capital from customers through regulated rates and cost recovery clauses; significant compliance costs and exposure to substantial monetary penalties and other sanctions as a result of federal regulatory compliance and proceedings; impact of increased governmental and regulatory scrutiny or negative publicity; risks associated with legislative and regulatory initiatives; capital expenditures, increased cost of operations and exposure to liabilities attributable to environmental laws and regulations; potential effects of federal or state laws or regulations mandating new or additional limits on the production of greenhouse gas emissions; risks of fines, closure of owned nuclear generation facilities and increased costs and capital expenditures resulting from the construction, operation and maintenance of nuclear generation facilities; failure to proceed with projects under development or inability to complete the construction of (or capital improvements to) generation, transmission, distribution or other facilities on schedule or within budget; risks involved in the operation and maintenance of power generation, transmission and distribution facilities; operating risks associated with the natural gas and oil storage and pipeline infrastructure of NextEra Energy and FPL and the use of such fuels in their generation facilities; development and operating risks affecting NextEra Energy's competitive energy business; dependence of NextEra Energy's competitive energy business on continued public policy support and government support for renewable energy (particularly wind and solar projects); credit and performance risk from customers, counterparties and vendors; risks of slower customer growth and customer usage; risks associated with severe weather and other weather conditions; effects of disruptions, uncertainty or volatility in the credit and capital markets on the ability of NextEra Energy and FPL to fund their liquidity and capital needs and to meet their growth objectives; financial and operating risks associated with the inability of NextEra Energy, FPL and NextEra Energy Capital Holdings, Inc. to maintain their current credit ratings and with the inability of their credit providers to maintain their current credit ratings or to fund their credit commitments; risks in the use of derivative contracts by NextEra Energy and FPL to manage their commodity and financial market risks, and the impact of any regulation of such derivative instruments traded in the over the counter markets; effect of increased competition for acquisitions on NextEra Energy's ability successfully to identify and complete acquisitions and integrate acquired businesses; inability of subsidiaries to upstream dividends or repay funds or of NextEra Energy to perform under guarantees of subsidiary obligations; effects of changes in tax laws and in judgments and estimates used to determine tax-related asset and liability amounts; risk of compromise of sensitive customer data; impact of any failure in the operational systems or infrastructure of NextEra Energy or FPL or of third parties; operating and financial effects of terrorist acts and threats and catastrophic events; availability of adequate insurance coverage for protection against significant losses; service and productivity impacts of the lack of a qualified work force, work strikes and stoppages, and increasing personnel costs; investment performance of NextEra Energy's and FPL's nuclear decommissioning trust funds and defined benefit pension plan; increasing costs associated with health care plans; and changes in market value and other risks associated with certain of NextEra Energy's and FPL's investments. NextEra Energy and FPL discuss these and other risks and uncertainties in their annual report on Form 10-K for the year ended December 31, 2010 and subsequent quarterly reports on Form 10-Q and other SEC filings, and this Form 8-K should be read in conjunction with such SEC filings made through the date of this Form 8-K. The forward-looking statements made in this Form 8-K are made only as of the date of this Form 8-K and NextEra Energy and FPL undertake no obligation to update any forward-looking statements.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrants have duly caused this report to be signed on their behalf by the undersigned thereunto duly authorized.

NEXTERA ENERGY, INC.
(Registrant)

Date:  January 17, 2012

CHRIS N. FROGGATT
Chris N. Froggatt Vice President, Controller and Chief Accounting Officer of NextEra Energy, Inc.

FLORIDA POWER & LIGHT COMPANY
(Registrant)

KIMBERLY OUSDAHL
Kimberly Ousdahl Vice President, Controller and Chief Accounting Officer of Florida Power & Light Company

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